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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): June 23, 1995

                   Merry Land & Investment Company, Inc.
           (Exact name of registrant as specified in its charter)

                 Georgia                                        001-11081
(State or other jurisdiction of incorporation)          (Commission File Number)

                                   58-0961876
                         (I.R.S. Employer I.D. Number)

 624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

          ____________________________________________________________
         (Former name or former address, if changed since last report)
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Filed:  June 23, 1995

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  ITEM 5.   OTHER EVENTS.  Merry Land & Investment Company, Inc. (the
"Company") has completed the offering of its $120,000,000 Senior Notes (the "Senior Notes"). The offering of the Senior Notes was made pursuant to a Prospectus Supplement dated June 20, 1995 relating to the Prospectus dated February 10, 1995 filed with the Company's shelf registration statement #33-57453 on Form S-3.

  The Senior Notes bear interest at 7 1/4% from June 23, 1995, with interest payable each December 15 and June 15 beginning December 15, 1995. The entire principal amount of the Senior Notes is due June 15, 2005. The Senior Notes are redeemable at any time after June 15, 2002 at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Senior Notes being redeemed, plus, in certain circumstances, a "Make Whole Amount".

  The Senior Notes were sold under an Indenture and Supplemental
Indenture with First Union National Bank of Georgia as Trustee. The underwriting discount was 0.75% and the price to the public was 99.562% of the principal amount of the Senior Notes.

  The net proceeds to the Company from the sale of the Senior Notes were $118,574.400. The Company intends to use the net proceeds to acquire and develop additional apartment properties. The Company has entered into agreements to acquire four apartment communities in Dallas, Texas, three of which communities recently have been completed and one of which is currently under construction, for an aggregate purchase price of approximately $102.1 million. If and to the extent these acquisitions are consummated, proceeds from the offering of the Senior Notes may be used for such acquisitions.

  Delivery of the Senior Notes was made on June 23, 1995 through the facilities of the Depository Trust Company, against payment therefor in immediately available funds.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The Company is filing with this current report copies of the following documents in connection with this Offering.

     A.   EXHIBIT 1:  Underwriting Agreement.

     B.   EXHIBIT 4A: Merry Land & Investment Company, Inc. 7 1/4% Note
                      due 2005.

     C.   EXHIBIT 4B: Indenture.

     D.   EXHIBIT 4C: First Supplemental Indenture.

     E.   EXHIBIT 5:  Opinion as to the legality of the Note.

     F.   EXHIBIT 8:  Tax Opinion.

     G.   EXHIBIT 12: Statement regarding computation of ratios
                      (incorporated herein by reference to Exhibit 12 of the Company's 1994 10-K filed March 8, 1995)

     H.   EXHIBIT 23: Consent of Hull, Towill, Norman & Barrett, P.C.
                      (contained in Exhibits 5 and 8)

     I.   EXHIBIT 27: Financial Data Schedule (incorporated herein by reference to Exhibit 27 of the Company's 1994 10-K filed March 8, 1995)


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                      Signature Blocks on Following Page
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merry Land & Investment Company, Inc.
                         (Registrant)


By:     /s/ Dorrie E. Green
- -------------------------------------
           Dorrie E. Green
       As Its Vice President